UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 31, 2026

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Merritt 7, 4th Floor	Norwalk	Connecticut	06851
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

On February 2, 2026, Terex Corporation, a Delaware corporation (“Terex” or the “Company”), filed a Current Report on Form 8-K in connection with the completion of its previously announced acquisition of REV Group, Inc. (“REV”) and its subsidiaries on February 2, 2026 pursuant to the Agreement and Plan of Merger dated as of October 29, 2025 (the “Merger”).

To provide its investors with additional information and for the purpose of incorporating by reference the exhibits filed herewith into its registration statements, the Company is voluntarily filing: (a) as Exhibit 99.1 to this Current Report on Form 8-K, unaudited condensed consolidated financial statements of REV and its subsidiaries as of January 31, 2026 and for the three months ended January 31, 2026 and January 31, 2025; and (b) as Exhibit 99.2 to this Current Report on Form 8-K, the unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 30, 2026 and for the year ended December 31, 2025.

The pro forma financial information included as Exhibit 99.2 to Current Report on Form 8-K has been presented for illustrative purposes only, and is not intended to, and does not purport to, represent what the Company’s actual results of operations or financial condition would have been if the Merger had occurred on the relevant date, and is not intended to project the future results of operations or financial condition that the Company may achieve following the Merger.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Unaudited condensed consolidated financial statements of REV as of January 31, 2026 and for the three months ended January 31, 2026 and January 31, 2025.
99.2	Unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026 and the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2026

TEREX CORPORATION

By: /s/ Jennifer Kong-Picarello
Jennifer Kong-Picarello
Senior Vice President and Chief Financial Officer